ABSC OOMC 2006-HE5

Asset Backed Securities Portfolio Analysis

5,174 records

Balance: 1,024,183,061

All records

Selection Criteria: All records

Table of Contents

1. Summary

2. DTI

3. Lien-IO

4. ARM-Fix

5. Balloon

6. Occupancy

7. Property Type

1. Summary

% of collateral with silent second: 17.85
CLTV including silent second: 84.43

Top

2. DTI

DTI	Percent Full Doc	Percent Stated Doc	Percent Lite Doc	Percet No Doc
<= 0.00	38.18	6.24	0	55.59
0.01 - 5.00	100	0	0	0
5.01 - 10.00	93.9	6.1	0	0
10.01 - 15.00	60.28	39.72	0	0
15.01 - 20.00	70.63	29.37	0	0
20.01 - 25.00	67.77	32.23	0	0
25.01 - 30.00	61.4	37.27	1.33	0
30.01 - 35.00	64.5	34.68	0.83	0
35.01 - 40.00	50.52	49.3	0.18	0
40.01 - 45.00	48.01	51.09	0.9	0
45.01 - 50.00	53.43	46.03	0.54	0
50.01 - 55.00	78.96	20.68	0.35	0
55.01 - 60.00	94.62	5.38	0	0
Total:	60.93	38.33	0.53	0.21

Top

3. Lien-IO

											% Non Onwer
											Occupied (Excludes
											Primary and
Lien-IO	% of Total	Avg Loan Size	WAC	LTV	CLTV	DTI	%IO	% Second Lien	% ARM	% Full Doc	Second Homes)
Ist Lien IO	9.88	338431.7	7.511	80.39	86.42	43.99	100	0	100	58.88	0.19
Ist Lien Non IO	85.23	229714.7	8.396	80	83.32	42.82	0	0	100	59.75	6.29
Second Lien	4.89	46582.29	11.929	99.69	99.69	44.01	0	100	0.3	85.65	0.28
Total:	100	197948	8.481	81	84.43	42.99	9.88	4.89	95.13	60.93	5.39

Top

4. ARM-Fix

											% Non Onwer
											Occupied (Excludes
											Primary and
ARM-Fix	% of Total	Avg Loan Size	WAC	LTV	CLTV	DTI	%IO	% Second Lien	% ARM	% Full Doc	Second Homes)
First Lien ARM	95.11	237645.1	8.304	80.04	83.65	42.94	10.39	0	100	59.66	5.66
Second Lien	4.89	46582.29	11.929	99.69	99.69	44.01	0	100	0.3	85.65	0.28
Total:	100	197948	8.481	81	84.43	42.99	9.88	4.89	95.13	60.93	5.39

Top

5. Balloon

											% Non Onwer
											Occupied (Excludes
											Primary and
Balloon	% of Total	Avg Loan Size	WAC	LTV	CLTV	DTI	%IO	% Second Lien	% ARM	% Full Doc	Second Homes)
N	58.39	161313.4	8.977	81.56	84.74	42.18	16.92	8.33	91.7	60.46	8.81
Y	41.61	290520.9	7.785	80.2	84	44.13	0	0.06	99.94	61.58	0.6
Total:	100	197948	8.481	81	84.43	42.99	9.88	4.89	95.13	60.93	5.39

Top

6. Occupancy

											% Non Onwer
											Occupied (Excludes
											Primary and
Occupancy	% of Total	Avg Loan Size	WAC	LTV	CLTV	DTI	%IO	% Second Lien	% ARM	% Full Doc	Second Homes)
I	5.39	191791.6	9.394	83.48	83.48	39.3	0.34	0.25	99.75	36.95	100
P	92.94	196986.4	8.434	80.81	84.48	43.19	10.61	5.22	94.79	62.77	0
S	1.67	316830.4	8.143	83.32	84.73	43.74	0	1.24	98.76	36.02	0
Total:	100	197948	8.481	81	84.43	42.99	9.88	4.89	95.13	60.93	5.39

Top

7. Property Type

											% Non Onwer
											Occupied (Excludes
											Primary and
Property Type	% of Total	Avg Loan Size	WAC	LTV	CLTV	DTI	%IO	% Second Lien	% ARM	% Full Doc	Second Homes)
24	8.28	281645.4	8.466	78.4	80.81	42.89	5.54	1.88	98.12	41.06	22.02
CONDO	4.7	176359.8	8.874	83.1	87.77	42.76	12.39	6.84	93.16	55.86	9.37
PUD	11.29	233063.2	8.278	82.55	86.78	43.85	16.28	3.65	96.39	66.38	3.4
SF	75.73	189001.5	8.489	80.92	84.27	42.89	9.25	5.28	94.73	62.6	3.63
Total:	100	197948	8.481	81	84.43	42.99	9.88	4.89	95.13	60.93	5.39

Top

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/15/2006 18:31

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.